UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number   811-08953
Highland Floating Rate Fund
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: August 31
Date of reporting period: August 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Floating Rate Fund
TABLE OF CONTENTS

Portfolio Managers’ Letter	1
Fund Profile	3
Financial Statements	4
Investment Portfolio	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Additional Information	31
Important Information About This Report	35
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGERS’ LETTER

August 31, 2008	Highland Floating Rate Fund
Dear Shareholders:
Q: How has the Fund performed?
A: For the 12-month period ending August 31, 2008, the Fund’s Class A Shares returned -7.62%. That was less than the return of the Fund’s benchmark, the Credit Suisse (“CS”) Leveraged Loan Index (the “Index”), which was -1.35% for the period, and the Lipper Loan Participation Loan Category average, which was -4.03% for the period. During this same time period the Standard & Poor’s (“S&P”) 500 Index returned -11.13%. Within the portfolio there were a number of positions that performed well during the period. The Fund’s strongest performers included Cricket Communications, Inc.; Entegra; Sacher Funding Ltd.; HCA Inc. and Westgate Investments, LLC. The weakest performers during the period included Lake at Las Vegas Joint Venture, Term Loan; Home Interiors & Gifts; Ginn LA Conduit Lender, Inc.; Tribune Company and MPH Macklowe Equity Office Partners.
Q: What was the investment environment like for corporate bank loans during the period?
A: The investment environment for corporate bank loans during the reporting period was challenging. During the period, bank loan spreads widened from L+433 to L+723, while three month LIBOR declined from approximately 5.5% to 2.7% from August 31, 2007 to August 31, 2008. The Index’s average bid fell from 95.37 on August 31, 2007 to 89.37 on August 31, 2008. The crisis in the broader markets led to a decline in corporate bank loans during the last half of 2007 through 2008. For much of the fiscal year the loan market’s performance was technical in nature and impacted by the contagion that began in the consumer sub-prime mortgage market. Starting in July of 2007, some of the levered entities holding sub-prime assets were forced into liquidation to meet margin calls on their highly levered holdings. This caused a general repricing of other structured products and took enough volume out of the market to shut down the new issue collateralized loan obligation market, which is a major source of volume in the corporate bank loan market. That lack of loan demand, coupled with the large new issue supply, caused a repricing of corporate bank loans. January and February were the second and third worst months on record for corporate bank loans, as measured by the Index, with January returning -3.10% and February returning -2.39%. Only July 2007 was worse at -3.32%. Towards the end of the Fund’s fiscal fourth quarter the loan market was increasingly impacted by the general uncertainty surrounding the United States economy and the state of the financial system as a whole.
Q: How is the Fund currently positioned?
A: The Fund is approximately 96.61% loans, 1.65% equities and 1.74% other corporate debt, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 24 industries and 213 issuers.
Q: What is your outlook?
A: At the time of this writing, the broader market is going through considerable turmoil with consolidation and government intervention in the financial system. Once the broader market volatility subsides, we believe loan market performance will be driven more by fundamentals and less by technical supply/demand factors.
While we do expect defaults to rise, we believe the fundamental strength of corporate borrowers remains stronger than current price levels indicate, and recent collateral and interest coverage levels suggest the corporate bank loan market is fundamentally solid.
At these current depressed prices, we anticipate several long-term buying opportunities. We believe some degree of pricing support will come to the corporate bank loan market once confidence is restored in the global credit markets and as buyers enter the corporate bank loan market. Once this occurs, we expect the tightening of spreads as bids rise, despite potentially increasing defaults.
Q: Can you explain the Fund’s performance in relation to the Index?
A: As discussed in the first question above, the Fund underperformed the Index during the period. Underperformance during the period was driven in part by a slightly lower average credit quality than the broad loan universe and relative poor performance of some of the Fund’s real estate positions.
The Investment Adviser invests in companies where we feel the underlying value is good relative to the interest received and the price offered. We do this in an effort to maximize total return over the long term, regardless of the impact on the Fund’s weighted average ratings, which are slightly lower than the Index. During the credit and financial turmoil that started in 2007 lower rated positions have tended to trade down more strongly than the overall market. As a point of reference, the Index’s BB (or higher) rated corporate bank loans traded down from 95 to 92 versus the B (or lower) rated corporate bank loans which traded down from 94 to 84 between August 2007 to August 2008. Finally, performance was impacted by challenges presented by the United States real estate market which dramatically impacted a few of the Fund’s larger positions.
Annual Report    |    1

PORTFOLIO MANAGERS’ LETTER

August 31, 2008	Highland Floating Rate Fund
We thank you for your investment in the Fund.

Mark Okada	Joe Dougherty	Brad Borud
Portfolio Manager	Portfolio Manager	Portfolio Manager
Mark Okada and Joe Dougherty have been portfolio managers of the Highland Floating Rate Fund since April 15, 2004. Brad Borud has been portfolio manager of Highland Floating Rate Fund since April 1, 2008.
Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the Fund’s net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean the Fund’s managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio’s holdings.
The Fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the Fund’s trustees must approve the actual tender. Please read the prospectus carefully for more details.
The Fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holdings can have a greater impact on the Fund’s net asset value than could a default in a more diversified portfolio.
Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.
Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the contributors and are subject to change.
Prior investment returns are not indicative of future results.
2    |    Annual Report

FUND PROFILE
Highland Floating Rate Fund
Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Net Assets as of August 31, 2008
$ 1,288.3 million
Portfolio Data as of August 31, 2008
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its investment portfolio will change over time.
Quality Breakdown as of 08/31/08 (%)*

A	0.5
Baa	1.1
Ba	25.0
B	42.0
Caa	16.8
Ca	0.4
NR	14.2
Top 5 Sectors as of 08/31/08 (%)*

Cable/Wireless Video	13.4
Healthcare	13.2
Gaming/Leisure	7.9
Retail	5.7
Financial	5.1
Top 10 Holdings as of 08/31/08 (%)*

Broadstripe LLC (Senior Loans)	3.4
HCA, Inc. (Senior Loans)	3.4
Cricket Communications, Inc. (Senior Loans)	2.5
Charter Communications Operating LLC (Senior Loans)	2.4
Ford Motor Co. (Senior Loans)	2.2
Lake at Las Vegas Joint Venture (Senior Loans)	2.0
CCS Medical, Inc. (Senior Loans)	1.9
Wm Wrigley Jr. Co. (Senior Loans)	1.7
Univision Communications, Inc. (Senior Loans)	1.7
Sacher Funding Ltd., PIK (Foreign Denominated Senior Loans)	1.6

*	Quality is calculated as a percentage of total senior loans, notes and bonds. Sectors and holdings are calculated as a percentage of net assets.
Annual Report    |    3

FINANCIAL STATEMENTS

August 31, 2008	Highland Floating Rate Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distributions reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios of the Fund (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
4    |    Annual Report

INVESTMENT PORTFOLIO

August 31, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
Senior Loans (a) - 72.3%

AEROSPACE - 2.1%
	AWAS Capital, Inc.
	First Lien Term Loan,
6,651,078	4.38%, 03/15/13	5,520,395
	Second Lien Term Loan,
1,234,404	8.81%, 03/15/13	990,609
	Continental Airlines, Inc.
	Tranche A-1 Term Loan,
285,714	6.06%, 06/01/11	234,286
	Tranche A-2 Term Loan,
714,286	6.06%, 06/01/11	585,714
	Delta Air Lines, Inc.
	Credit-Linked Deposit Loan,
4,455,000	4.76%, 04/30/12	3,757,792
	Second Lien Term Loan,
990,000	6.15%, 04/28/14	722,977
	DTN, Inc.
	Tranche C Term Loan,
1,883,592	5.72%, 03/10/13	1,856,506
	IAP Worldwide Services, Inc.
	First Lien Term Loan,
1,806,327	8.25%, 12/30/12	1,421,362
	Northwest Airlines, Inc.
2,949,899	Term Loan, 4.46%, 08/21/13	2,467,384
	US Airways, Inc.
13,117,500	Term Loan, 4.96%, 03/23/14	9,239,705

		26,796,730

BROADCASTING - 3.5%
	All3Media Intermediate Ltd.
2,883,246	Facility B1, 5.39%, 08/31/14	2,667,003
	ComCorp Broadcasting, Inc.
	Revolving Loan,
218,345	8.64%, 10/02/12 (b) (c) (d)	201,423
	Term Loan,
2,285,452	8.31%, 04/03/13 (b) (d)	2,108,329
	Univision Communications, Inc.
	Initial Term Loan,
26,443,254	5.03%, 09/29/14	21,419,036
	Second Lien Loan,
2,311,500	4.96%, 03/25/09	2,211,320
	Young Broadcasting, Inc.
19,621,380	Term Loan, 5.31%, 11/03/12	16,383,852

		44,990,963

CABLE/WIRELESS VIDEO - 8.8%
	Broadstripe, LLC
1,428,203	Revolver, 9.77%, 06/30/11 (d)	1,402,238
	First Lien Term Loan,
44,408,527	9.65%, 06/30/11 (d)	43,730,244
	CCO Holdings, LLC
	Incremental Loan,
1,000,000	5.30%, 09/06/14	811,880
	Cequel Communications LLC
5,588,050	Term Loan, 4.80%, 11/05/13	5,240,808
	Charter Communications
	Operating, LLC Replacement
34,990,833	Term Loan, 4.80%, 03/06/14	30,691,160
	FoxCo Acquisition Sub, LLC
4,000,000	Term Loan, 7.25%, 07/14/15	3,893,360
	Knology, Inc.
7,405,101	Term Loan, 5.04%, 04/13/12	6,886,743
	Northland Cable Television, Inc.
	First Lien Term Loan B,
4,875,000	6.79%, 12/22/12	4,655,625
	Second Lien Term Loan,
4,000,000	10.90%, 06/22/13	3,820,000
	Virgin Media Investment Holdings Ltd.
2,515,692	B4 Facility, 4.80%, 09/03/12	2,415,064
	WideOpenWest Finance, LLC
	First Lien Term Loan,
11,000,000	5.23%, 06/20/14	9,570,000
	Second Lien Term Loan,
1,033,446	9.50%, 06/20/15	873,262

		113,990,384

CHEMICALS - 0.1%
	Ferro Corp., PIK
1,955,070	Term Loan, 4.66%, 06/06/12	1,869,537

CONSUMER DURABLES - 1.9%
	Rexair LLC
	First Lien Term Loan,
2,285,203	6.99%, 06/30/10	2,056,682
	Wm Wrigley Jr. Co.
22,000,000	Tranche B Term Loan, 07/17/14 (e)	22,120,560

		24,177,242

CONSUMER NON-DURABLES - 0.3%
	BioTech Research Labs/Philosophy
	Merger Sub, Inc. First Lien Term
985,600	Loan, 4.47%, 03/16/14	859,936
	Solo Cup Co.
	Term B1 Loan,
211,268	5.99%, 02/27/11	205,722
	Term B1 Loan,
530,378	6.14%, 02/27/11	516,455
	Totes Isotoner Corp.
	First Lien Term Loan,
2,367,515	5.14%, 02/07/13	1,953,200
	Second Lien Term Loan,
1,000,000	8.63%, 01/29/14	825,000

		4,360,313

DIVERSIFIED MEDIA - 2.2%
	Cydcor, Inc.
	First Lien Tranche B Term Loan,
3,375,000	9.00%, 02/05/13	3,172,500
	Endurance Business Media, Inc.
	First Lien Term Loan,
2,742,230	5.24%, 07/26/13	2,200,639
	Second Lien Term Loan,
2,000,000	9.74%, 01/26/14	1,580,000
	HIT Entertainment PLC
743,182	Term Facility, 4.79%, 03/20/12	635,420
	Metro-Goldwyn-Mayer, Inc.
	Tranche B Term Loan,
8,394,545	6.05%, 04/06/12	6,428,878
	Penton Media, Inc.
	First Lien Term Loan,
6,418,750	5.14%, 02/01/13	4,966,508
	Second Lien Term Loan,
7,000,000	7.90%, 02/01/14	4,707,500
See accompanying Notes to Financial Statements.    |    5

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

DIVERSIFIED MEDIA (continued)
	Readers Digest Association, Inc.
	Revolving Credit Loan,
710,000	4.75%, 02/21/13 (c)	589,300
	Springer Science+Business
	Media S.A. Tranche B-2,
562,496	5.18%, 09/16/11	514,684
	Tranche C-2,
562,496	5.55%, 09/17/12	519,342
	Tranche E2,
366,301	5.55%, 09/17/12	331,503
	USD Tranche B-2 Add On,
338,124	5.50%, 07/05/13	307,693
	USD Tranche C-2 Add-On,
338,124	5.55%, 07/05/14	307,693
	Wallace Theater Corp.
	First Lien Term Loan,
1,865,135	6.56%, 07/31/09	1,734,576

		27,996,236

ENERGY - 1.3%
	Coffeyville Resources, LLC
	Funded Letter of Credit,
486,146	2.60%, 01/03/13	451,508
	Tranche D Term Loan,
1,573,630	5.45%, 12/25/13	1,461,509
	III Exploration II LP
4,939,375	Term Loan, 6.49%, 03/27/14	4,124,378
	Monitor US Finco, Inc.
	Second Lien Term Loan,
968,054	17.20%, 12/14/14 (f)	459,826
	Panda Hereford Ethanol, L.P.
	Tranche A Term Loan,
1,000,000	6.22%, 07/28/13	650,000
	Targa Resources, Inc.
	Synthetic Letter of Credit,
182,865	4.71%, 10/31/12	175,247
	Term Loan,
322,101	6.84%, 10/31/12	308,683
	Value Creation, Inc., PIK
9,594,086	Term Loan, 10.29%, 07/07/12	8,874,530

		16,505,681

FINANCIAL - 0.8%
	Checksmart Financial Co.
	Second Lien Term Loan,
2,500,000	8.36%, 05/01/13 (f)	387,500
	Emerson Reinsurance Ltd.
	Series A Loan,
3,250,000	4.55%, 12/15/11	2,990,000
	Series B Loan,
1,250,000	5.80%, 12/15/11	1,150,000
	Flatiron Re Ltd.
	Closing Date Term Loan,
244,654	7.06%, 12/29/10	239,761
	Delayed Draw Term Loan,
118,504	7.06%, 12/20/10	116,134
	Kepler Holdings, Ltd.
4,000,000	Term Loan, 8.25%, 06/30/09	3,780,000
	Online Resources Corp.
962,500	Term Loan, 4.96%, 02/09/12	924,000
	Shea Capital I, LLC
969,009	Facility B, 4.47%, 10/27/11	687,997

		10,275,392

FOOD/TOBACCO - 1.8%
	Aramark Canada Ltd.
	Canadian Term Loan,
3,940,000	4.57%, 01/26/14	3,698,675
	Bellisio Foods, Inc.
3,781,607	Term Loan, 5.75%, 04/02/11	3,687,067
	Best Brands Corp.
1,030,650	Term Loan B, 9.47%, 12/12/12	877,341
	DS Waters of America, Inc.
2,788,333	Term Loan , 4.71%, 10/25/12	2,593,150
	El Pollo Loco, Inc.
1,911,310	Term Loan, 5.30%, 11/18/11	1,686,731
	FSB Holdings, Inc.
	Tranche B Term Loan,
1,488,750	4.94%, 09/29/13	1,362,206
	LJVH Holdings, Inc.
	Tranche B Term Loan,
871,200	5.20%, 07/09/14	810,216
	Tranche C Term Loan,
118,800	5.20%, 07/09/14	110,484
	Pinnacle Foods Finance LLC
4,950,000	Term Loan, 5.43%, 04/02/14	4,530,834
	Sturm Foods, Inc.
	Initial First Lien Term Loan,
5,000,000	01/31/14 (e)	4,212,500

		23,569,204

FOREST PRODUCTS/CONTAINERS - 0.2%
	Boise Paper Holdings LLC
	Second Lien Term Loan,
3,000,000	02/23/15 (e)	2,845,020

GAMING/LEISURE - 7.9%
	Fontainebleau Las Vegas LLC
	Initial Term Loan,
4,666,667	5.92%, 06/06/14	3,717,747
	Fontainebleu Florida Hotel LLC
	Tranche C Term Loan,
9,000,000	8.79%, 06/06/12	8,190,000
	Ginn LA Conduit Lender, Inc.
	First Lien Tranche A
	Credit-Linked Deposit,
8,648,045	8.33%, 06/08/11 (f) (g)	3,584,615
	First Lien Tranche B Term Loan,
18,530,803	6.20%, 06/08/11 (f) (g)	7,681,018
	Harrah’s Operating Co., Inc.
2,000,000	Term Loan B-2, 01/28/15 (e) (g)	1,760,100
	Kuilima Resort Co.
	First Lien Term Loan,
3,660,201	11.25%, 09/30/10 (f)	2,726,850
	Lake at Las Vegas Joint Venture
	Additional Term Loan,
2,000,000	12.00%, 01/24/09	2,000,000
	New Term Loan,
4,009,454	12.00%, 01/24/09	4,009,454
	New Term Loan,
8,310,188	12/22/14 (f)	—
	Revolving Loan Credit-Linked
	Deposit Account,
12,527,233	16.10%, 06/20/12 (f)	3,173,649
	Term Loan DIP,
8,108,103	11.97%, 07/16/09	8,108,103
	Term Loan PIK,
99,160,574	16.10%, 06/20/12 (f)	25,121,340
	Pacific Clarion LLC
	Term Loan,
9,901,146	15.00%, 01/23/09 (b) (h)	9,547,675
6    |    See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

GAMING/LEISURE (continued)
	Revel Entertainment Group, LLC
	First Lien Term Loan,
2,000,000	6.98%, 11/20/08 (b)	1,887,800
	Tamarack Resort LLC
	Tranche A Credit-Linked Deposit,
2,697,248	5.26%, 05/19/11 (f)	1,685,780
	Tranche B Term Loan,
3,985,183	11.75%, 05/19/11 (f)	2,490,740
	VML U S Finance LLC
	Term B Funded Project Loan,
2,500,000	5.06%, 05/25/13	2,431,375
	WAICCS Las Vegas 3 LLC
	First Lien Term Loan,
8,500,000	5.96%, 02/01/09	7,862,500
	Second Lien Term Loan,
5,000,000	11.46%, 02/01/09	4,612,500
	Yellowstone Mountain Club, LLC
	First Lien Term Loan,
868,704	4.86%, 09/30/10	739,119

		101,330,365

HEALTHCARE - 12.4%
	CB Diagnostics AB
	Facility B2,
1,347,414	4.59%, 03/09/15	1,261,516
	Facility C2,
3,953,579	4.84%, 03/09/16	3,711,422
	CCS Medical, Inc.
	First Lien Term Loan,
28,709,131	6.06%, 09/30/12	24,026,098
	Second Lien Term Loan,
4,750,000	10.81%, 03/30/13	3,784,135
	CHS/ Community Health Systems, Inc.
	Funded Term Loan,
2,245,165	4.85%, 07/25/14	2,127,451
	Fenwal, Inc.
	First Lien Delayed Draw Term Loan,
1,500,000	5.04%, 02/28/14	1,318,125
	Initial First Lien Term Loan,
8,887,500	4.90%, 02/28/14	7,826,510
	Golden Gate National Senior
	Care LLC Second Lien Term Loan,
1,000,000	10.23%, 09/14/11	925,000
	Graceway Pharmaceuticals LLC
	First Lien Term B Loan,
4,574,550	5.55%, 05/03/12	3,968,423
	Mezzanine Loan,
4,500,000	11.05%, 11/01/13	3,397,500
	HCA, Inc.
	Tranche A Term Loan,
938,636	4.80%, 01/22/12	879,652
	Tranche B Term Loan,
46,270,496	5.05%, 01/21/13	43,447,995
	IM US Holdings, LLC
	First Lien Term Loan,
7,927,444	4.81%, 06/26/14	7,517,833
	Second Lien Term Loan,
1,000,000	7.06%, 06/26/15	936,260
	LifeCare Holdings
16,169,125	Term Loan, 7.05%, 08/11/12	13,865,025
	Medical Staffing Network, Inc.
	First Lien Term Loan,
2,970,000	6.22%, 07/02/13	2,925,450
	Mylan, Inc.
	U.S. Tranche B Term Loan,
746,250	5.87%, 10/02/14	740,526
	U.S. Tranche B Term Loan,
4,496,241	10/02/14 (e)	4,461,754
	Nyco Holdings 3 ApS
	Facility B2,
1,107,956	4.95%, 12/29/14	852,816
	Facility C2,
1,107,956	5.70%, 12/29/15	858,355
	Talecris Biotherapeutics Holdings Corp.
	First Lien Term Loan,
17,752,500	6.18%, 12/06/13 (e)	17,375,259
	Second Lien Term Loan,
7,500,000	9.18%, 12/08/14	7,378,125
	Triumph Healthcare Second Holdings LLC
	First Lien Term Loan,
1,969,968	5.59%, 07/28/13	1,832,071
	Second Lien Term Loan,
1,000,000	10.76%, 07/12/14	960,000
	URL Pharma, Inc.
2,816,528	Term Loan, 5.71%, 01/30/12	2,703,867

		159,081,168

HOUSING - 4.1%
	Associated Materials Inc.
	Term Loan,
1,220,000	4.96%, 08/29/10	1,140,700
	Atrium Cos., Inc.
	Closing Date Term Loan,
5,233,620	6.51%, 06/07/12	4,247,972
	Custom Building Products, Inc.
	First Lien Term Loan,
1,465,636	4.88%, 10/20/11	1,275,104
	Giraffe Intermediate, LLC
	Mezzanine Note A-1,
2,143,382	4.23%, 08/09/09 (b)	1,997,418
	Kyle Acquisition Group LLC
	Facility B,
1,142,857	7.75%, 07/20/09 (f)	374,286
	Facility C,
857,143	7.75%, 07/20/11 (f)	294,291
	LBREP/L-Suncal Master I LLC
	First Lien Term Loan,
4,843,945	7.25%, 12/21/09 (f)	775,031
	LNR Property Corp.
	Tranche A1 Term Loan,
1,760,000	6.03%, 06/21/09	1,381,600
	MPH Mezzanine II, LLC
	Mezzanine 2B,
4,500,000	8.27%, 02/09/09 (b) (f)	—
	MPH Mezzanine III, LLC
	Mezanine 3,
2,850,000	9.27%, 02/09/09 (b) (f)	—
	MPO Intermediate LLC
	Mezzanine Note A-1,
606,618	4.23%, 08/09/09 (b)	565,307
	November 2005 Land Investors, LLC
	First Lien Term Loan,
1,118,231	6.48%, 05/09/11	855,447
	PGT Industries, Inc.
	Tranche A-2 Term Loan,
1,092,080	7.75%, 02/14/12	944,649
See accompanying Notes to Financial Statements.    |    7

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

HOUSING (continued)
	Rhodes Cos. LLC The
	First Lien Term Loan,
3,026,702	10.30%, 11/21/10	1,765,597
	Roofing Supply Group LLC
1,942,279	Term Loan, 7.80%, 08/14/13	1,495,555
	Stile Acquisition Corp.
	Canadian Term Loan,
2,357,090	4.90%, 04/06/13	2,011,541
	Stile U.S. Acquisition Corp.
	U.S. Term Loan,
1,139,195	4.89%, 04/06/13	972,189
	Universal Building Products, Inc.
3,676,528	Term Loan, 6.05%, 04/28/12	2,941,222
	Westgate Investments, LLC
	Senior Secured Loan,
17,982,130	6.75%, 09/25/10 (h)	17,982,130
	Third Lien Term Loan,
6,929,854	18.00%, 06/30/15 (c) (h)	6,929,854
	Weststate Land Partners LLC
	First Lien Term Loan,
4,000,000	5.71%, 10/31/08	3,800,000
	Withers Preserve MB-I
1,694,876	B-Note, 7.96%, 07/01/09 (b)	1,655,385

		53,405,278

INFORMATION TECHNOLOGY - 2.5%
	Aspect Software, Inc.
	Second Lien Term Loan,
1,000,000	9.75%, 06/20/12	925,000
	Bridge Information Systems, Inc.
	Multidraw Term Loan,
461,085	11.00%, 07/07/13 (f) (g)	6,340
	Freescale Semiconductor, Inc.
	Term Loan,
6,221,620	4.21%, 12/02/13	5,590,250
	Infor Enterprise Solutions Holdings, Inc.
	Delayed Draw Term Loan,
1,996,338	6.55%, 07/30/12	1,676,924
	Initial U.S. Term Loan,
3,826,315	6.55%, 07/30/12	3,257,150
	Intergraph Corp.
	Initial First Lien Term Loan,
5,906,375	4.65%, 05/29/14	5,666,458
	IPC Systems, Inc.
	Tranche B-1 Term Loan,
3,187,713	5.05%, 05/31/14	2,380,170
	Keane International, Inc.
	Closing Date Term Loan,
7,367,442	4.72%, 06/04/13	5,359,814
	Synthetic Letter of Credit Loan,
558,140	4.72%, 06/04/13	406,046
	Ridgefield Midco SARL, PIK
3,036,280	Facility A2, 10.38%, 09/30/16	2,674,356
	Verint Systems, Inc.
4,692,308	Term Loan, 5.87%, 05/27/14	4,281,731

		32,224,239

MANUFACTURING - 1.2%
	Brand Energy & Infrastructure
	Services, Inc. First Lien Term
2,956,866	Loan B, 5.06%, 02/07/14	2,746,189
	FCI International S.A.S.
	Term Loan B2A,
126,982	4.84%, 11/03/13	118,411
	Tranche B3C,
126,982	4.84%, 03/10/14	119,998
	FCI SA
	Term Loan B2B,
122,249	4.84%, 03/10/14	115,525
	Tranche B4B,
122,249	4.84%, 11/03/13	115,525
	FCI USA, Inc.
	Facility B1,
249,231	4.84%, 03/10/14	235,523
	Tranche B5B,
249,231	4.84%, 11/03/13	235,523
	Foamex LP
	First Lien Term Loan,
2,448,750	02/12/13 (e)	1,916,147
	Hillman Group, Inc.
	New Term B Loan,
1,601,123	5.69%, 07/20/11	1,513,061
	Manitowoc Co., Inc.
5,000,000	Term Loan B, 04/14/14 (e)	4,997,650
	Maxum Petroleum, Inc.
1,960,000	Term Loan, 8.47%, 09/18/13	1,822,800
	Stanadyne Corp.
923,077	Term Loan, 5.96%, 07/31/10	927,692

		14,864,044

METALS/MINERALS - 1.1%
	Euramax International Holdings B.V.
	European Second Lien Term Loan,
2,155,263	10.77%, 06/29/13	1,497,908
	Euramax International, Inc.
	Domestic Second Lien Term Loan,
4,344,737	10.79%, 06/29/13	3,019,592
	Domestic Term Loan,
1,969,141	8.00%, 06/29/12	1,673,770
	Murray Energy Corp.
	First Lien Tranche B Term Loan,
7,970,136	5.50%, 01/28/10	7,890,435

		14,081,705

RETAIL - 4.3%
	Blockbuster, Inc.
	Tranche B Term Loan,
6,842,060	7.29%, 08/20/11	6,435,367
	Burlington Coat Factory
	Warehouse Corp.
20,877,945	Term Loan, 4.90%, 05/28/13	16,248,261
	Dollar General Corp.
	Tranche B-1 Term Loan,
5,000,000	5.55%, 07/07/14	4,607,950
	Eddie Bauer, Inc.
2,118,660	Term Loan, 5.92%, 04/01/14	1,631,368
	Guitar Center, Inc.
2,666,667	Term Loan, 5.96%, 10/09/14	2,306,667
	Home Interiors & Gifts, Inc.
	Initial Term Loan,
30,057,293	10.35%, 03/31/11 (f)	7,514,324
	Mother’s Work, Inc.
1,686,111	Term Loan, 5.21%, 03/13/13	1,365,750
8    |    See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

RETAIL (continued)
	Movie Gallery, Inc.
	First Lien Synthetic Letter of Credit,
207,253	8.49%, 03/08/12	146,760
	First Lien Term Loan,
5,344,058	12.48%, 03/08/12	3,784,234
	Spirit Finance Corp.
9,500,000	Term Loan, 5.87%, 08/01/13	6,887,500
	Sports Authority, Inc.,
980,000	The Term Loan B, 5.05%, 05/03/13	797,475
	Toys “R” Us
	Tranche B Term Loan,
3,980,100	6.97%, 07/19/12	3,817,154

		55,542,810

SERVICE - 2.0%
	Audio Visual Services Group, Inc.
	Second Lien Loan,
2,000,000	8.31%, 08/28/14	1,770,000
	Billing Services Group
	North America, Inc.Term Loan,
1,855,556	7.00%, 12/19/14	1,744,222
	First American Payment
	Systems, L.P. Term Loan,
910,500	5.69%, 10/06/13	860,422
	FleetCor Technologies
	Operating Co., LLC
	Tranche 1 Term Loan,
2,022,708	4.71%, 04/30/13	1,901,346
	Tranche 2 Term Loan,
408,542	4.71%, 04/30/13	384,029
	NES Rentals Holdings, Inc.
	Second Lien Permanent
3,451,424	Term Loan, 9.50%, 07/20/13	2,666,225
	Safety-Kleen Systems, Inc.
	Synthetic Letter of Credit,
1,220,339	2.50%, 08/02/13	1,134,915
	Term Loan B,
4,596,102	5.00%, 08/02/13	4,274,375
	Thermo Fluids (Northwest), Inc.
	Tranche B Term Loan,
1,086,837	06/27/13 (e)	760,786
	Travelport LLC
	Delayed Draw Term Loan,
2,267,000	4.71%, 08/23/13	1,910,514
	Synthetic Letter of Credit,
10,000,000	5.05%, 08/12/13	8,427,500

		25,834,334

TELECOMMUNICATIONS - 2.0%
	Aeroflex, Inc.
	Tranche B-1 Term Loan,
992,500	5.94%, 08/15/14	942,875
	Tranche B-2 Term Loan,
992,500	6.44%, 08/15/14	923,025
	Knowledgepoint360 Group LLC
	Second Lien Term Loan,
1,000,000	9.68%, 04/13/15	955,000
	Level 3 Financing, Inc.
	Term Loan,
12,500,000	4.95%, 03/13/14	11,359,375
	NATG Holdings LLC
	Term Loan A,
900,604	10.75%, 01/23/09 (f)	72,048
	Term Loan B-1,
664,981	11.50%, 01/23/10 (f)	53,198
	Tranche A Credit-Linked
	Certificate of Deposit,
65,796	4.00%, 01/23/09 (f)	57,242
	Pine Tree Holdings Inc./Country
	Road Communications, Inc.
	Second Lien Term Loan,
1,000,000	10.42%, 07/15/13	990,000
	Stratos Global Corp./Stratos
	Funding LP Term B Facility,
705,000	5.30%, 02/13/12	671,512
	Wind Acquisition Holdings
	Finance S.A. Dollar PIK Loan,
10,191,349	10.04%, 12/21/11	9,605,346

		25,629,621

TRANSPORTATION — AUTOMOTIVE - 4.6%
	Allison Transmission, Inc.
1,952,742	Term Loan, 5.33%, 08/07/14	1,755,320
	Delphi Corp.
	Initial Tranche C Loan DIP,
15,428,707	8.50%, 12/31/08	12,937,588
	Subsequent Tranche C
	Term Loan DIP,
1,571,293	8.50%, 12/31/08	1,317,592
	Ford Motor Co.
35,910,190	Term Loan, 5.47%, 12/13/13	27,989,838
	General Motors Corp.
	Secured Term Loan,
3,895,452	5.16%, 11/29/13	2,917,811
	Key Safety Systems, Inc.
	First Lien Term Loan,
7,411,200	5.02%, 03/08/14	6,114,240
	Second Lien Term Loan,
2,000,000	7.46%, 09/08/14	1,420,000
	Motor Coach Industries
	International, Inc., PIK
	Second Lien Term Loan,
2,350,772	12/01/08 (e) (f)	1,898,249
	Remy International, Inc.
	First Lien Tranche B Term Loan,
2,951,791	8.94%, 10/01/13	2,745,165

		59,095,803

TRANSPORTATION — LAND TRANSPORTATION - 0.2%
	SIRVA Worldwide, Inc.
	Revolving Credit Loan,
531,679	9.82%, 05/12/12 (c)	529,021
	Second Lien Term Loan,
1,597,103	10.00%, 05/15/15	1,309,625
	Term Loan,
804,996	9.50%, 05/12/12	800,971

		2,639,617

See accompanying Notes to Financial Statements.    |    9

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Fund

Principal Amount ($)		Value ($)
Senior Loans (continued)

UTILITY - 3.0%
	Bosque Power Co., LLC
9,985,716	Term Loan, 8.04%, 01/16/15 (e)	9,835,930
	Coleto Creek Power, LP
	First Lien Synthetic Letter of Credit,
319,857	2.60%, 06/28/13	291,070
	First Lien Term Loan,
5,487,431	5.45%, 06/28/13	4,993,562
	Second Lien Term Loan,
4,900,000	6.80%, 06/28/13	4,120,116
	Entegra TC, LLC, PIK
	Third Lien Term Loan,
5,418,471	8.80%, 10/19/15	4,504,104
	GBGH LLC
	Advance First Lien Term Loan,
3,999,482	9.50%, 08/07/13 (f)	3,919,492
	Mach Gen LLC
	First Lien Synthetic Letter of Credit,
280,397	2.55%, 02/22/13	267,857
	First Lien Term B Loan,
2,665,820	4.64%, 02/22/14	2,546,605
	Port Barre Investments, LLC
2,000,000	Term B Loan, 4.93%, 09/02/14	1,930,000
	Riverside Energy Center LLC
4,220,987	Term Loan, 7.05%, 06/24/11	4,242,092
	Rocky Mountain Energy Center LLC
	Credit-Linked Certificate of Deposit,
361,073	2.80%, 06/24/11	362,879
	Term Loan,
2,111,972	7.15%, 06/24/11	2,122,532

		39,136,239

WIRELESS COMMUNICATIONS - 4.0%
	Cricket Communications, Inc.
32,695,697	Term B Loan, 6.50%, 06/16/13	32,368,740
	Maritime Telecommunications Network, Inc. First Lien Term Loan,
1,450,085	5.56%, 05/11/12	1,341,329
	MetroPCS Wireless, Inc.
	Tranche B Term Loan,
18,545,748	4.99%, 11/04/13 (e)	17,779,623

		51,489,692

	Total Senior Loans (Cost $1,155,801,735)	931,731,617

Principal Amount
Foreign Denominated Senior Loans (a) - 16.9%

AUSTRALIA - 2.2%
AUD
	PBL Media Group, Ltd.
	Facility A Term Loan,
5,128,818	9.98%, 02/07/13	3,463,454
	Facility B Tranche 1 Term Loan,
14,675,240	10.23%, 02/07/13	10,173,845
	SMG H5 Pty., Ltd.
	Facility A Term Loan,
19,670,238	10.34%, 12/22/13	15,246,008

		28,883,307

AUSTRIA - 1.6%
EUR
	Sacher Funding Ltd., PIK
	Euro Term Loan,
16,031,784	4.99%, 05/14/14	20,888,549

DENMARK - 0.2%
EUR
	Nyco Holdings 3 ApS
	Facility D Second Lien,
2,000,000	9.78%, 04/30/16	2,168,897

FRANCE - 2.4%
EUR
	Ypso Holding SA
	Capex Term Loan ,
668,110	6.61%, 12/15/12 (g)	747,558
	Eur B (Acq) 1 Facility ,
1,215,283	6.97%, 03/02/15	1,417,947
	Eur B (Acq) 2 Facility ,
4,802,830	6.98%, 03/02/15 (g)	5,603,761
	Eur B (Recap) 1 Facility,
8,014,955	6.98%, 03/02/15 (g)	9,351,548
	Eur B Recap 2 Facility,
73,323	6.97%, 03/02/15 (g)	85,550
	Eur C (Acq) Facility,
3,995,532	7.22%, 12/31/15	4,661,837
	Eur C (Recap) Facility,
7,504,468	7.22%, 12/31/15	8,846,749

		30,714,950

GERMANY - 0.8%
EUR
	Iesy Hessen GmbH & Co. KG
	Term Loan,
2,500,000	8.08%, 10/15/11	3,478,203
	Kabel Baden Wurttemburg
	GmbH & Co. KG
	Second Lien Facility,
2,500,000	9.47%, 12/09/15	3,262,886
	Term B Facility,
1,076,284	6.97%, 06/29/14	1,466,293
	Term C Facility,
1,076,284	7.47%, 06/29/15	1,464,581
	Schieder Mobel Holding, GmbH
	Delayed Draw Term Loan,
484,213	15.44%, 07/20/09 (f)	605,953

		10,277,916

ITALY - 0.4%
EUR
	Wind Telecomunicazioni S.p.A.
	B1 Term Loan Facility,
1,750,000	7.22%, 05/26/13	2,466,948
	C1 Term Loan Facility,
1,750,000	7.97%, 05/26/14	2,479,238

		4,946,186

NETHERLANDS - 1.2%
EUR
	Amsterdamse Beheer - En Consulting maatschappij B.V.
	Casema B1 Term Loan Facility,
280,454	6.99%, 09/12/14	396,384
10    |    See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Fund

Principal Amount		Value ($)
Foreign Denominated Senior Loans (continued)

NETHERLANDS (continued)
EUR
	Amsterdamse Beheer- En Consulting maatschappij B.V. (continued)
	Casema B2 Term Loan Facility,
1,116,470	6.97%, 09/12/14	1,586,199
	Casema C Term Loan Facility,
2,265,801	7.49%, 09/29/15	3,202,404
	Casema D Term Loan Facility,
1,500,000	8.72%, 03/12/16	2,057,241
	Kabelcom B Term Loan Facility,
2,552,381	6.97%, 09/12/14	3,607,446
	Kabelcom C Term Loan Facility,
2,552,381	7.47%, 09/14/15	3,607,446
	Kabelcom D Term Loan Facility,
1,000,000	8.72%, 03/12/16	1,369,197

		15,826,317

SPAIN - 0.9%
EUR
	Grupo Gasmedi, S.L.
	Tranche B Term Loan,
1,666,667	7.25%, 08/11/14	2,269,727
	Tranche C Term Loan,
1,666,667	7.75%, 08/11/15	2,269,727
	Tranche E Second Lien Term Loan,
3,166,667	9.50%, 02/11/16	4,079,374
	Maxi PIX SARL, PIK
	Euro Term Loan,
2,442,212	12.86%, 05/31/16	2,409,025

		11,027,853

SWEDEN - 0.8%
SEK
	Nordic Cable Acquisition Co., AB
	Facility A Com Hem,
13,194,520	6.70%, 01/31/13	1,818,205
	Facility B2 Com Hem,
24,442,922	7.03%, 01/31/14	3,339,691
	Facility C2 Com Hem,
20,180,366	7.16%, 01/31/15	2,776,927
	Facility D Com Hem,
11,750,000	10.41%, 07/31/15	1,509,377
	Facility E,
1,797,945	6.71%, 01/31/13 (c)	230,960

		9,675,160

UNITED KINGDOM - 4.7%
EUR
	Dollar Financial UK Limited
	UK Borrower Euro Term Loan,
2,707,251	7.96%, 10/31/12	3,507,473

GBP
	Airport Development & Investment Ltd.
	Second Lien Facility,
3,131,600	10.05%, 04/07/11	4,929,359

	All3Media Intermediate Ltd.
	Facility B1,
714,753	7.77%, 08/31/14	1,205,900
	Facility C1,
2,585,073	8.27%, 08/31/15	4,361,421
	Facility D1,
3,000,000	10.15%, 02/29/16	4,993,069
	Mezzanine Loan,
3,851,409	9.40%, 08/31/16	6,796,480
	Henson No. 4 Ltd.
	Facility B,
1,899,866	8.55%, 10/30/13	2,850,180
	Facility C,
1,899,866	9.02%, 02/24/15	2,867,506
	Highland Acquisitions Ltd.
	Facility B,
1,000,000	8.52%, 09/29/13	1,486,521
	Facility C,
1,000,000	9.02%, 09/29/14	1,495,641
	Mezzanine Facility, PIK,
1,093,882	15.86%, 03/06/16	1,705,886
	SunGard UK Holdings, Ltd.
	U.K. Term Loan B,
1,364,515	7.70%, 02/12/14	2,289,706
	Towergate Partnership Ltd.
	Facility A,
3,125,000	7.90%, 10/31/12	5,471,856
	Facility B,
3,125,000	8.40%, 10/31/13	5,500,355
	Trinitybrook PLC
	Term Loan B1,
2,500,000	7.99%, 07/31/13	3,997,966
	Term Loan C1,
2,500,000	8.49%, 07/31/14	4,020,765
	Virgin Media Investment Holdings Ltd.
	A Facility,
2,811	7.66%, 03/03/11	4,759
	C Facility,
1,750,000	8.27%, 04/04/14	2,820,377

		60,305,220

UNITED STATES - 1.7%
EUR
	Infor Enterprise Solutions
	Holdings, Inc. Euro Term Loan,
3,930,000	8.70%, 07/28/12	4,816,815
	RD German Holdings GmbH
	Euro Term Loan,
2,492,554	6.48%, 03/02/14	3,009,134

GBP
	Aramark Corp.
	U.K. Term Loan,
1,231,250	8.13%, 01/27/14	2,088,539
	Champion Home Builders Co.
	Sterling Term Loan,
	Facility C1,
1,344,063	8.64%, 10/31/12	2,096,037
	IPC Systems, Inc.
	Tranche B-2 Term Loan,
2,227,500	8.21%, 09/29/13	3,067,454
See accompanying Notes to Financial Statements.    |    11

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Fund

Principal Amount		Value ($)
Foreign Denominated Senior Loans (continued)

UNITED STATES (continued)
GBP
	Knowledgepoint360 Group LLC
	U.K. First Lien Term Loan,
1,616,479	9.02%, 04/26/14	2,845,186
	PlayPower, Inc.
	Tranche B Sterling Term Loan,
2,647,959	8.76%, 06/30/12	4,612,412

		22,535,577

	Total Foreign Denominated Senior Loans (Cost $237,256,968)	217,249,932

Principal Amount ($)

Asset-Backed Securities (i) (j) - 1.6%
	AB CLO, Ltd.
	Series 2007-1A, Class C,
2,000,000	4.64%, 04/15/21	1,187,680
	ACA CLO, Ltd.
	Series 2007-1A, Class D,
1,000,000	5.14%, 06/15/22	570,900
	ACA CLO, Ltd.,
	Series 2006-2A, Class B
4,800,000	3.51%, 01/20/21	3,805,018
	Babson CLO, Ltd.
	Series 2007-1A, Class C,
1,000,000	4.04%, 01/18/21	574,708
	Series 2007-2A, Class D,
1,000,000	4.49%, 04/15/21	595,550
	Cent CDO, Ltd.
	Series 2007-14A, Class D,
1,000,000	4.09%, 04/15/21	559,000
	Series 2007-15A, Class C,
1,000,000	4.94%, 03/11/21	624,422
	Columbus Nova CLO, Ltd.
	Series 2007-1A,
2,000,000	Class D, 4.16%, 05/16/19	1,148,000
	Conerstone CLO, Ltd.
	Series 2007-1A, Class C,
2,500,000	5.19%, 07/15/21	1,557,575
	Goldman Sachs Asset
	Management CLO, PLC,
	Series 2007-1A, Class E,
1,000,000	7.67%, 08/02/22	748,295
	GSC Partners CDO Fund, Ltd.,
	Series 2007-8A, Class C,
1,000,000	4.26%, 04/17/21	535,180
	Gulf Stream Sextant CLO, Ltd.
	Series 2007-1A, Class D,
1,000,000	5.21%, 06/17/21	625,800
	ING Investment Management
	Series 2006-3A, Class C,
1,000,000	4.24%, 12/13/20	581,000
	Madison Park Funding Ltd.
	Series 2007-5A, Class C,
3,000,000	4.26%, 02/26/21	1,744,014
	Navigator CDO, Ltd.
	Series 2006-2A, Class D,
1,000,000	6.30%, 09/20/20	575,600
	Ocean Trails CLO
	Series 2007-2A, Class D,
2,000,000	7.29%, 06/27/22	1,456,610
	PPM Grayhawk CLO, Ltd.
	Series 2007-1A, Class D,
1,150,000	6.39%, 04/18/21	599,733
	Primus CLO, Ltd.
	Series 2007-2A, Class E,
2,000,000	7.54%, 07/15/21	1,182,400
	Stanfield Daytona CLO, Ltd.
	Series 2007-1A, Class B1L,
1,000,000	4.15%, 04/27/21	570,800
	Stone Tower CLO, Ltd.
	Series 2007-6A, Class C,
2,000,000	4.14%, 04/17/21	1,122,000

	Total Asset-Backed Securities (Cost $22,733,653)	20,364,285

Corporate Notes and Bonds - 0.0%

HOUSING - 0.0%
	TOUSA, Inc.
596,593	14.75%, 07/31/15 (b) (f) (h)	—

WIRELESS COMMUNICATIONS - 0.0%
	American Messaging Services, Inc.
	Senior Secured Note,
356,164	9.40%, 09/03/08 (i)	357,945

	Total Corporate Notes and Bonds (Cost $955,586)	357,945

Claims - 0.1%

AEROSPACE - 0.1%
	Delta Air Lines, Inc.
	Comair ALPA Claim,
310,290	12/31/10	10,084
	Delta ALPA Claim,
879,660	12/31/10	83,568
	Northwest Airlines, Inc.
	ALPA Trade Claim,
5,400,000	08/21/13	40,500
	Bell Atlantic Trade Claim,
2,914,735	08/21/13	21,860
	CIT Leasing Corp Trade Claim,
3,000,000	08/21/13	22,500
	EDC Trade Claims,
5,000,000	08/21/13	37,500
	Flight Attendant Claim,
9,587,700	08/21/13	71,908
	GE Trade Claim,
3,250,000	08/21/13	24,375
	IAM Trade Claim,
5,690,250	08/21/13	42,677
	Mesaba Trade Claim,
6,250,000	08/21/13	46,875
	Retiree Claim,
6,322,050	08/21/13	47,415

		449,262

UTILITY - 0.0%
17,500,000	Mirant Corp.	175,000

	Total Claims (Cost $8,464,654)	624,262

12    |    See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2008	Highland Floating Rate Fund

Shares		Value ($)
Common Stocks (k) - 1.5%

AEROSPACE - 0.1%
120,138	Northwest Airlines, Inc.	1,174,946

TELECOMMUNICATIONS - 0.1%
152,363	Communications Corp. of America (b)	688,681

TRANSPORTATION — LAND TRANSPORTATION - 0.0%
7,746	SIRVA Worldwide, Inc.	542,220

UTILITY - 1.3%
17,303	CenterPoint Energy, Inc.	294,670
121,313	Entegra TC, LLC	3,639,390
448,306	Mirant Corp.	13,260,891

		17,194,951

	Total Common Stocks (Cost $17,523,201)	19,600,798

Preferred Stocks - 0.0%

HOUSING - 0.0%
4,903	TOUSA, Inc., Series A, PIK (b)	—

TELECOMMUNICATIONS - 0.0%
14,382	Superior Telecom, Inc., Series A	10,787

	Total Preferred Stocks (Cost $4,917,632)	10,787

Total Investments - 92.4%		1,189,939,626

(cost of $1,447,653,429) (l)

Other Assets & Liabilities, Net - 7.6%		98,317,996

Net Assets - 100.0%		1,288,257,622

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which Highland Floating Rate Fund (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (h), all senior loans carry a variable rate of interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at August 31, 2008. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $18,652,018, or 1.4% of net assets, were valued under fair value procedures as of August 31, 2008.

(c)	Senior Loan assets have additional unfunded loan commitments.

See Note 9.

(d)	Affiliated issuer.

(e)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(f)	The issuer is in default of its payment obligation. Income is not being accrued.

(g)	Loans on participation. See Note 7.

(h)	Fixed rate senior loan or corporate note and bond.

(i)	Floating rate asset. The interest rate shown reflects the rate in effect at August 31, 2008.

(j)	Securities exempt from registration under Rule 144A of the 1933

Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At August 31,

2008, these securities amounted to $20,364,285 or 1.6% of net assets.

(k)	Non-income producing security.

(l)	Cost for U.S. federal income tax purposes is $1,448,570,415.

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
DIP	Debtor-in-Possession
PIK	Payment in Kind

AUD	Australian Dollar
EUR	Euro Currency
GBP	Great Britain Pound
SEK	Swedish Kronor
Forward foreign currency contracts outstanding as of August 31, 2008 were as follows:

		Principal
Contracts		Amount		Net
to Buy or		Covered by		Unrealized
to Sell	Currency	Contracts	Expiration	Appreciation

Sell	EUR	43,080,600	11/28/08	$4,189,793
Sell	EUR	42,000,000	02/04/09	3,729,761
Sell	GBP	23,059,500	11/28/08	3,153,053
Sell	GBP	19,600,000	02/04/09	2,983,010

				$14,055,617

Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Cable — International Cable	4.6%
Financial	2.7%
Diversified Media	2.5%
Retail	1.4%
Telecommunications	1.4%
Broadcasting	1.3%
Healthcare	0.8%
Information Technology	0.8%
Consumer Durables	0.4%
Aerospace	0.4%
Food/Tobacco	0.4%
Housing	0.2%

Total	16.9%

See accompanying Notes to Financial Statements.    |    13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008	Highland Floating Rate Fund

	($)

Assets:
Investments, at value (cost $1,447,653,429)	1,189,939,626
Cash	66,502,684
Foreign currency (cost $142,322)	139,920
Net unrealized appreciation on forward foreign currency contracts	14,055,617
Receivable for:
Investments sold	67,298,167
Dividends and interest receivable	14,531,208
Fund shares sold	3,113,466
Other assets	100,341

Total assets	1,355,681,029

Liabilities:
Notes payable (Note 8)	11,086
Net discount and unrealized depreciation on unfunded transactions (Note 9)	964,194
Payables for:
Distributions	3,571,082
Investments purchased	60,914,829
Investment advisory fee payable (Note 4)	578,210
Administration fee (Note 4)	217,007
Fund shares redeemed	5,686
Trustees’ fees (Note 4)	1,500
Service and distribution fees (Note 4)	621,805
Accrued expenses and other liabilities	538,008

Total liabilities	67,423,407

Net Assets	1,288,257,622

Composition of Net Assets:
Paid-in capital	1,619,753,311
Overdistributed net investment income	(6,006,051)
Accumulated net realized gain/(loss) from investments, swaps, and foreign currency transactions	(79,857,778)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward currency contracts, and translation of assets and liabilities denominated in foreign currency	(245,631,860)

Net Assets	1,288,257,622

Class A
Net assets	483,319,616
Shares outstanding (unlimited authorization)	58,162,237
Net asset value per share (Net assets/shares outstanding)	8.31	(a)
Maximum offering price per share (100 / 96.50 of $8.31)	8.61	(b)

Class B
Net assets	67,783,843
Shares outstanding (unlimited authorization)	8,162,074
Net asset value and offering price per share (Net assets/shares outstanding)	8.30	(a)

Class C
Net assets	612,136,841
Shares outstanding (unlimited authorization)	73,708,407
Net asset value and offering price per share (Net assets/shares outstanding)	8.30	(a)

Class Z
Net assets	125,017,322
Shares outstanding (unlimited authorization)	15,055,830
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	8.30

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $100,000 or more, the offering price is reduced.
14    |    See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2008	Highland Floating Rate Fund

($)

Investment Income:
Interest	141,663,899
Dividends	1,366

Total investment income	141,665,265

Expenses:
Investment advisory fees (Note 4)	10,672,120
Administration fees (Note 4)	3,397,600
Accounting service fees	417,360
Distribution fee: (Note 4)
Class A	660,424
Class B	418,779
Class C	4,535,592
Service fee: (Note 4)
Class A	1,651,061
Class B	232,655
Class C	1,889,830
Transfer agent fee	1,027,880
Professional fees	838,179
Trustees’ fees (Note 4)	151,929
Custodian fees	153,190
Registration fees	68,105
Reports to shareholders	746,708
Facility expense (Note 8)	465,658
Interest expense (Note 8)	99,920
Other expenses	198,092

Net operating expenses	27,625,082
Fees and expenses waived or reimbursed by Investment Adviser (Note 4)	(115,161)

Net expenses	27,509,921

Net investment income	114,155,344

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(79,967,677)
Net realized gain/(loss) on swaps	(191,438)
Net realized gain/(loss) on foreign currency transactions	(3,566,877)
Net change in unrealized appreciation/(depreciation) on investments	(184,409,129)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	(5,247)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	12,849,911
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	(1,465,241)

Net realized and unrealized gain/(loss) on investments	(256,755,698)

Net decrease in net assets from operations	(142,600,354)

See accompanying Notes to Financial Statements.    |    15

STATEMENTS OF CHANGES IN NET ASSETS

Highland Floating Rate Fund

	Years Ended August 31,
	2008	2007
	($)	($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	114,155,344	148,940,387
Net realized gain/(loss) on investments, swaps and foreign currency transactions	(83,725,992)	884,521
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currency	(173,029,706)	(79,591,983)

Change in net assets from operations	(142,600,354)	70,232,925

Distributions Declared to Shareholders
From net investment income
Class A	(45,875,769)	(60,910,569)
Class B	(6,117,006)	(9,909,902)
Class C	(48,402,770)	(55,784,748)
Class Z	(13,982,101)	(22,175,578)

Total distributions from net investment income	(114,377,646)	(148,780,797)

Share Transactions
Class A
Subscriptions	173,305,724	505,084,021
Distributions reinvested	21,495,858	26,374,679
Redemptions	(537,929,077)	(306,504,923)

Net increase (decrease)	(343,127,495)	224,953,777
Class B
Subscriptions	120,075	191,510
Distributions reinvested	3,676,392	5,922,934
Redemptions	(45,523,266)	(29,756,260)

Net decrease	(41,726,799)	(23,641,816)
Class C
Subscriptions	79,685,545	420,897,423
Distributions reinvested	22,545,251	26,310,505
Redemptions	(306,900,082)	(111,844,302)

Net increase (decrease)	(204,669,286)	335,363,626
Class Z
Subscriptions	35,791,872	199,534,434
Distributions reinvested	4,860,149	7,856,463
Redemptions	(234,090,910)	(74,257,745)

Net increase (decrease)	(193,438,889)	133,133,152

Net increase (decrease) from share transactions	(782,962,469)	669,808,739

Total increase (decrease) in net assets	(1,039,940,469)	591,260,867

Net Assets
Beginning of period	2,328,198,091	1,736,937,224

End of period (including overdistributed net investment income of $(6,006,051) and $(120,308), respectively)	1,288,257,622	2,328,198,091

16    |    See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Floating Rate Fund

	Years Ended August 31,
	2008	2007
	($)	($)
Change in Shares
Class A
Subscriptions	19,008,681	50,366,690
Issued for distributions reinvested	2,387,245	2,645,496
Redemptions	(59,321,594)	(30,534,216)

Net increase (decrease)	(37,925,668)	22,477,970
Class B
Subscriptions	13,454	19,199
Issued for distributions reinvested	407,732	593,927
Redemptions	(5,077,429)	(2,962,542)

Net decrease	(4,656,243)	(2,349,416)
Class C
Subscriptions	8,658,585	42,014,317
Issued for distributions reinvested	2,505,716	2,640,751
Redemptions	(34,088,422)	(11,131,787)

Net increase (decrease)	(22,924,121)	33,523,281
Class Z
Subscriptions	3,961,872	19,881,361
Issued for distributions reinvested	532,609	789,106
Redemptions	(25,349,655)	(7,401,124)

Net increase (decrease)	(20,855,174)	13,269,343
See accompanying Notes to Financial Statements.    |    17

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2008	Highland Floating Rate Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	114,155,344

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(382,323,223)
Proceeds from disposition of investment securities	1,097,396,850
Decrease in receivable for investments sold	13,527,466
Increase in receivable for swap agreements (a)	(191,438)
Decrease in interest and fees receivable	6,133,070
Increase in other assets	(25,395)
Net amortization/(accretion) of premium/(discount)	(3,514,468)
Mark-to-market on realized and unrealized gain/(loss) on foreign currency	(5,032,118)
Decrease in payable for investments purchased	(38,601,204)
Decrease in payables to related parties	(546,684)
Decrease in other expenses and liabilities	(241,151)

Net cash and foreign currency provided by operating activities	800,737,049

Cash Flows Used by Financing Activities
Increase in notes payable	11,086
Proceeds from shares sold	293,554,466
Payment of shares redeemed	(1,124,437,649)
Distributions paid in cash	(67,413,402)

Net cash flow used by financing activities	(898,285,499)

Net decrease in cash and foreign currency	(97,548,450)

Cash and Foreign Currency
Beginning of the year	164,191,054

End of the year	66,642,604

Supplemental Information
Interest paid during the year	99,920

(a)	Includes realized gain/(loss) on swap.
18    |    See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class A Shares	2008	2007		2006	2005	2004

Net Asset Value, Beginning of Year	$9.65	$9.95		$9.88	$9.80	$9.29

Income from Investment Operations:
Net investment income(a)	0.63	0.75		0.70	0.49	0.37
Net realized and unrealized gain/(loss)(a)	(1.36)	(0.29)		0.07	0.08	0.52

Total from investment operations	(0.73)	0.46		0.77	0.57	0.89

Less Distributions Declared to Shareholders:
From net investment income	(0.61)	(0.76)		(0.70)	(0.49)	(0.38)
From net realized gains	—	—		—	—	—

Total distributions declared to shareholders	(0.61)	(0.76)		(0.70)	(0.49)	(0.38)

Net Asset Value, End of Year	$8.31	$9.65		$9.95	$9.88	$9.80
Total return(b)	(7.62)%	4.28	%(c)	8.18%	5.93%	9.65%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$483,320	$926,800		$732,767	$355,998	$222,032
Net expenses excluding interest and facility expenses(e)	1.41%	1.12%		1.17%	1.15%	1.15%
Interest and facility expenses	0.01%	0.03%		0.04%	0.05%	— (d)
Net expenses including interest and facility expenses(e)	1.42%	1.15%		1.21%	1.20%	1.15%
Net investment income	6.92%	7.55%		7.08%	5.05%	3.78%
Waiver/reimbursement	0.01%	—		0.01%	0.08%	0.17%
Portfolio turnover rate	24%	86%		64%	75%	97%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge (“CDSC”). For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return is calculated using the net asset value used for trading at the close of business on August 31, 2007.

(d)	Rounds to less than 0.01%.

(e)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements.    |    19

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class B Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$9.64	$9.95	$9.87	$9.80	$9.29

Income from Investment Operations:
Net investment income(a)	0.59	0.72	0.67	0.46	0.34
Net realized and unrealized gain/(loss)(a)	(1.35)	(0.31)	0.08	0.06	0.51

Total from investment operations	(0.76)	0.41	0.75	0.52	0.85

Less Distributions Declared to Shareholders:
From net investment income	(0.58)	(0.72)	(0.67)	(0.45)	(0.34)
From net realized gains	—	—	—	—	—

Total distributions declared to shareholders	(0.58)	(0.72)	(0.67)	(0.45)	(0.34)

Net Asset Value, End of Year	$8.30	$9.64	$9.95	$9.87	$9.80
Total return(b)	(8.05)%	4.03%	7.82%	5.46%	9.27%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$67,784	$123,580	$150,922	$169,780	$191,365
Net expenses excluding interest and facility expenses(d)	1.76%	1.47%	1.52%	1.50%	1.50%
Interest and facility expenses	0.01%	0.03%	0.04%	0.05%	— (c)
Net expenses including interest and facility expenses(d)	1.77%	1.50%	1.56%	1.55%	1.50%
Net investment income	6.57%	7.20%	6.73%	4.70%	3.51%
Waiver/reimbursement	0.01%	—	0.01%	0.08%	0.17%
Portfolio turnover rate	24%	86%	64%	75%	97%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Rounds to less than 0.01%.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
20    |    See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class C Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$9.64	$9.95	$9.87	$9.80	$9.29

Income from Investment Operations:
Net investment income(a)	0.58	0.70	0.65	0.45	0.32
Net realized and unrealized gain/(loss)(a)	(1.35)	(0.30)	0.08	0.06	0.52

Total from investment operations	(0.77)	0.40	0.73	0.51	0.84

Less Distributions Declared to Shareholders:
From net investment income	(0.57)	(0.71)	(0.65)	(0.44)	(0.33)
From net realized gains	—	—	—	—	—

Total distributions declared to shareholders	(0.57)	(0.71)	(0.65)	(0.44)	(0.33)

Net Asset Value, End of Year	$8.30	$9.64	$9.95	$9.87	$9.80
Total return(b)	(8.19)%	3.87%	7.65%	5.30%	9.10%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$612,137	$931,623	$627,964	$366,841	$278,797
Net expenses excluding interest and facility expenses(d)	1.91%	1.62%	1.67%	1.65%	1.65%
Interest and facility expenses	0.01%	0.03%	0.04%	0.05%	— (c)
Net expenses including interest and facility expenses(d)	1.92%	1.65%	1.71%	1.70%	1.65%
Net investment income	6.42%	7.05%	6.58%	4.55%	3.28%
Waiver/reimbursement	0.01%	—	0.01%	0.08%	0.17%
Portfolio turnover rate	24%	86%	64%	75%	97%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Rounds to less than 0.01%.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements.    |    21

FINANCIAL HIGHLIGHTS

Highland Floating Rate Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class Z Shares	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$9.64	$9.95	$9.87	$9.80	$9.29

Income from Investment Operations:
Net investment income(a)	0.66	0.79	0.74	0.53	0.40
Net realized and unrealized gain/(loss)(a)	(1.36)	(0.31)	0.08	0.06	0.52

Total from investment operations	(0.70)	0.48	0.82	0.59	0.92

Less Distributions Declared to Shareholders:
From net investment income	(0.64)	(0.79)	(0.74)	(0.52)	(0.41)
From net realized gains	—	—	—	—	—

Total distributions declared to shareholders	(0.64)	(0.79)	(0.74)	(0.52)	(0.41)

Net Asset Value, End of Year	$8.30	$9.64	$9.95	$9.87	$9.80
Total return (b)	(7.40)%	4.75%	8.57%	6.20%	10.03%

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of year (000’s)	$125,017	$346,195	$225,284	$192,482	$139,577
Net expenses excluding interest and facility expenses(d)	1.06%	0.77%	0.82%	0.80%	0.80%
Interest and facility expenses	0.01%	0.03%	0.04%	0.05%	— (c)
Net expenses including interest and facility expenses(d)	1.07%	0.80%	0.86%	0.85%	0.80%
Net investment income	7.27%	7.90%	7.43%	5.40%	4.12%
Waiver/reimbursement	0.01%	—	0.01%	0.08%	0.17%
Portfolio turnover rate	24%	86%	64%	75%	97%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	Rounds to less than 0.01%.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
22    |    See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

August 31, 2008	Highland Floating Rate Fund
Note 1. Organization
Highland Floating Rate Fund (the “Fund”) is a Delaware statutory trust that is successor in interest to a Massachusetts business trust of the same name and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.
Prior to December 31, 2007, the Fund invested all of its investable assets in the Highland Floating Rate Limited Liability Company (the “Portfolio”). At a special meeting of the shareholders of the Fund on August 21, 2007, the shareholders of record of the Fund as of June 4, 2007 approved the Fund’s conversion to a single-fund structure, the liquidation and dissolution of the Portfolio and the Fund’s reorganization into a new Delaware statutory trust.
Investment Objective
The Fund seeks a high level of current income, consistent with preservation of capital.
Fund Shares
The Fund may issue an unlimited number of shares and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Class A shares are sold with a front-end sales charge. Class A, B and C shares may be subject to a contingent deferred sales charge (“CDSC”). Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation
In computing the Fund’s net assets securities with readily available market quotations, use those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices from principal market makers. If there is more than one such principal market maker, the value will be the average of such means. Securities without a sale price or bid and ask quotations from principal market makers on the valuation day will be valued in good faith by management using an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources.
If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affecting the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in accordance with these procedures. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Security Transactions
Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.
Annual Report    |    23

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Fund
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At August 31, 2008, the Fund had $139,920 of cash and cash equivalents denominated in foreign currencies, with a cost of $142,322.
Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Forward Foreign Currency Contracts
In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.
Loan-Only Credit Default Swap Index (“LCDX Index”)
During the year, the Fund has entered into a transaction using the LCDX Index (the “Index”). The Index is a tradable index with 100 equally-weighted underlying single-name loan-only credit default swaps The Fund will not engage in these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund.
The amount of payments received or paid is the coupon times the notional amount. The gain or loss is recorded in the Statement of Operations. As of August 31, 2008, the Fund no longer holds the Index.
Income Recognition
Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums, if any. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Code Revenue of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be rec-
24    |    Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Fund
ognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission delayed the required implementation date of FIN 48 for management investment companies until after June 29, 2007. As of September 1, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.
Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and sub-custodian bank, respectively, and does not include any short-term investments.
Additional Accounting Standards
In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management has evaluated the implications of SFAS 157 and concluded that there is no material impact on the financial statements.
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the year ended August 31, 2008, permanent differences resulting from Section 988 gain/(loss) reclasses, distribution redesignation, reclass of swap gain/(loss) to ordinary income, Section 732 basis reversal, foreign bond bifurcation and premium amortization accrued/sold adjustments were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed
(Overdistributed)	Accumulated Net
Net Investment	Realized Gain/	Paid-in
Income	(Loss)	Capital
$(5,663,441)	$5,843,318	$(179,877)
The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007, were as follows:

Distributions paid from:	2008	2007
Ordinary Income *	$114,377,646	$148,780,797
Long-term capital gains	—	—

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.
As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
Capital Loss	Ordinary	Long-Term	Net Unrealized
Carry Forward*	Income	Capital Gains	Depreciation**
$(11,586,151)	$11,976,880	$—	$(260,604,463)

*	The accumulated losses of $11,586,151 to offset future capital gains, if any, will expire on August 31, 2016.

**	The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, premium amortization and Section 732 adjustments.
Annual Report    |    25

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Fund
Portfolio unrealized appreciation and depreciation at August 31, 2008, based on cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$9,702,927
Unrealized depreciation	(268,333,716)

Net unrealized depreciation	$(258,630,789)

Post-October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended August 31, 2008, the Fund intends to elect to defer net realized capital losses of $67,710,873 incurred from November 1, 2007 through August 31, 2008.
Note 4. Advisory, Administration, Service and Distribution and Trustee Fees
Investment Advisory Fee
Highland Capital Management L.P. (the “Investment Adviser”) receives from the Fund a monthly advisory fee, based on the Fund’s average daily net assets at the following annual rates:

Average Daily Managed Assets	Annual Fee Rate

First $1 billion	0.65%

Next $1 billion	0.60%

Over $2 billion	0.55%
Prior to August 21, 2007, Highland received a monthly investment advisory fee from the Portfolio based on the Portfolio’s average daily met assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate

First $1 billion	0.45%

Next $1 billion	0.40%

Over $2 billion	0.35%
For the year ended August 31, 2008, the Fund’s effective investment advisory fee rate was 0.63%.
Administration Fees
The Investment Adviser provides administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund’s average daily net assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc. The Investment Adviser pays PNC directly for these services.
Service and Distribution Fees
PFPC Distributors, Inc. (the “Underwriter”) serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the year ended August 31, 2008, the Underwriter received $30,070 of front-end sales charges on Class A Shares and received $124,332, $117,316 and $344,248 of CDSCs on Class A, Class B and Class C Share redemptions, respectively.
The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which requires the payment of a monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
Expense Limits and Fee Reimbursements
Prior to October 1, 2008, the Investment Adviser voluntarily had agreed to waive advisory fees and administration fees and reimburse the Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, commitment fees, interest, taxes and extraordinary expenses, if any) so that total expenses will not exceed 1.00% of the average daily net assets of the Fund for each share class. For the year ended August 31, 2008, the Investment Adviser waived fees in an amount equal to 0.0068% of the average daily net assets of the Fund. This waiver was discontinued by the Investment Adviser effective October 1, 2008.
Fees Paid to Officers and Trustees/Managers
Effective January 1, 2008, each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this annual report.
Prior to January 1, 2008, each Independent Trustee received an annual retainer of $25,000 from the Fund for services pro-
26    |    Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Fund
vided as Trustee of the Fund, and also received compensation from other portfolios in the Highland Fund Complex.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the year ended August 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $382,323,223 and $1,097,396,850, respectively.
Note 6. Periodic Repurchase Offers
The Fund has adopted a policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund’s net asset value (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of March, June, September, and December. It is anticipated that normally the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.
For the year ended August 31, 2008, there were four Repurchase Offers. In the September 2007, December 2007, March 2008 and June 2008 Repurchase Offers, the Fund offered to repurchase 10%, 15%, 15% and 20%, respectively, of shares outstanding. In the September 2007, December 2007, March 2008 and June 2008 Repurchase Offers, 12%, 17%, 17% and 12% respectively, of shares outstanding were repurchased. In connection with the September 2007, December 2007 and March 2008 Repurchase Offers, the Fund repurchased an additional 2%, 2% and 2%, respectively, of the shares outstanding on the Repurchase Request Deadline to accommodate the shareholder repurchase requests.
Note 7. Senior Loan Participation Commitments
The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.
As such, the Fund assumes the credit risk of the Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by economic developments in a specific industry.
At August 31, 2008, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Bank of America
Harrah’s Operating Co., Inc. Term B-2 Loan	$2,000,000	$1,760,100

BNP Paribas
Ypso Holding SA
Eur B Acq 2 Facility	1,577,258	1,840,285
Eur B Recap 1 Facility	2,504,957	2,922,689
Eur B Recap 2 Facility	73,323	85,550

Credit Suisse, Cayman Island Branch:
Ginn LA Conduit Lender, Inc.
First Lien Tranche A Credit-Linked Deposit	2,369,328	982,086
First Lien Tranche B Term Loan	5,078,978	2,105,236

Harris Global Financing Services
Bridge Information Systems, Inc. Multi-Draw Term Loan	461,065	6,340

Morgan Stanley
Ypso Holding SA Capex Term Loan	668,110	747,558

		$10,449,844

Annual Report    |    27

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Fund
Note 8. Line of Credit
On September 13, 2004, the Fund entered into a $150,000,000 credit facility with the Bank of Nova Scotia (the “Credit Agreement”), with increases to $175,000,000 on September 12, 2005, $225,000,000 on December 20, 2005, and $275,000,000 on June 7, 2007, to be used for temporary or emergency purposes to facilitate Fund liquidity. Interest is charged to the Fund based on its borrowings. On June 27, 2008, the amount of the facility was decreased to $165,000,000. In addition, the Fund has agreed to pay facility expenses on the unutilized line of credit, which are included on the Statement of Operations. For the year ended August 31, 2008, the average daily loan balance outstanding for the four days where borrowings existed was $93,666,667 at a weighted average interest rate of 6.40%.
Interest expense of $99,920 was paid for use of the line of credit and is included on the Statement of Operations.
Note 9. Unfunded Loan Commitments
As of August 31, 2008, the Fund had unfunded loan commitments of $17,695,156 which could be extended at the option of the Borrower, pursuant to loan agreements with the following borrowers:

Unfunded
Loan
Borrower	Commitment
Bausch & Lomb, Inc.	$2,000,000
CHS/Community Health Systems, Inc.	114,825
Comcorp Broadcasting, Inc.	10,201
Cricket Communications, Inc.	6,500,000
Delta Airlines, Inc.	23,893
Fontainebleau Las Vegas Holdings, LLC	2,333,333
Nordic Cable Acquisition	1,270,548
Readers Digest Association, Inc.,	790,000
SIRVA Worldwide, Inc.	702,576
Westgate Investment, LLC	3,949,780

$17,695,156

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of August 31, 2008, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $964,194. The net change in unrealized depreciation on unfunded transactions of $5,247 is recorded in the Statement of Operations.
Note 10. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Note 11. Disclosure of Significant Risks and Contingencies
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund enters into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business with only financial institutions judged by the Investment Adviser to present acceptable risk.
Industry Focus Risk
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
Non-Payment Risk
Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high-yield securities may result in greater net asset value fluctuation than if the Fund did not make such investments.
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment
28    |    Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2008	Highland Floating Rate Fund
performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Foreign Securities Risk
Investments in foreign securities may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include (i) less information about non-U.S. issuers or markets being available due to less rigorous disclosure, accounting standards or regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Investment Adviser may not be able to sell the Fund’s securities at times, in amounts and at prices it considers reasonable; (iii) the economies of non-U.S. markets may grow at slower rates than expected or may experience a down-turn or recession; and (iv) withholdings and other non-U.S. taxes may decrease the Fund’s returns.
Emerging Markets Risk
Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
Swaps Risk
Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into total return swaps, credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.
Note 12. Subsequent Event
On September 12, 2008, the Fund, along with other funds in the Highland Fund Complex, entered into a $75,000,000 credit agreement with The Bank of Nova Scotia to be used for temporary or emergency purposes to facilitate portfolio liquidity, replacing a previous agreement.
Market conditions: Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the net asset value of many mutual funds, including the Highland Floating Rate Fund. Such events occurring subsequent to the date of this report have included, but are not limited to, the seizure of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation by U.S. banking regulators, the bankruptcy filing of Lehman Brothers and sale of Merrill Lynch to Bank of America, and the government bailout of AIG. Some of these companies represent financial institutions with which certain Funds conduct business and/or whose securities may be held within the Funds. The potential investment in these issuers and the financial sector in general, as reflected in each Fund’s investment portfolios, exposes investors to the negative (or positive) performance resulting from these and other events.
Annual Report    |    29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Highland Floating Rate Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of change in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Fund (the “Fund”) at August 31, 2008, and the results of each of their operations for the year then ended, the changes in their net assets, the Fund’s cash flows and their financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at August 31, 2008 by correspondence with the custodian and the banks with whom the Fund owns assignments and participations in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers, LLP
Dallas, Texas
October 27, 2008
30    |    Annual Report

ADDITIONAL INFORMATION (unaudited)

August 31, 2008	Highland Floating Rate Fund
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Annual Report    |    31

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2008	Highland Floating Rate Fund
Trustees and Officers
The Board of Trustees of the Fund provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

		Year First	Principal	Number of Portfolios
		Elected or	Occupation(s)	in Highland Funds	Other
Name, Address,	Position	Appointed	During Past	Complex Overseen	Directorships
and Age	with Fund	to Office	Five Years	by Trustee[1]	Held

Independent Trustees

Timothy K. Hui (Age 60)	Trustee	Indefinite Term; Trustee since 2004	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008; Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004, Philadelphia Biblical University.	9	None

Scott F. Kavanaugh (Age 47)	Trustee	Indefinite Term; Trustee since 2004	Vice-Chairman, President and Chief Operating Officer, Keller Financial Group since September 2007; Chairman and Chief Executive Officer, First Foundation Bank since September 2007; Private Investor since February 2004. Sales Representative at Round Hill Securities from March 2003 to January 2004.	9	None

James F. Leary (Age 78)	Trustee	Indefinite Term; Trustee since 2004	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	9	Board Member of Capstone Group of Funds (7 port- folios)

Bryan A. Ward (Age 53)	Trustee	Indefinite Term; Trustee since 2004	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	9	None
32    |    Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2008	Highland Floating Rate Fund
Trustees and Officers

		Year First	Principal	Number of Portfolios
		Elected or	Occupation(s)	in Highland Funds	Other
Name, Address,	Position	Appointed	During Past	Complex Overseen	Directorships
and Age	with Fund	to Office	Five Years	by Trustee[1]	Held

Independent Trustees

R. Joseph Dougherty[2] (Age 38)	Trustee and Chairman of the Board	Indefinite Term; Trustee and Chairman of the Board since 2004	Senior Portfolio Manager of the Investment Adviser since 2000. Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.	9	None
Annual Report    |    33

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2008	Highland Floating Rate Fund
Trustees and Officers

Year First
Elected or
Name, Address,	Position	Appointed
and Age	with Fund	to Office	Principal Occupation(s) During Past Five Years

Officers

James D. Dondero (Age 46)	Chief Executive Officer and President	Indefinite Term; Chief Executive Officer and President since 2004	President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Investment Adviser. Chairman of the Board of Directors of Highland Financial Partners, L.P. and President of the funds in the Highland Fund Complex.

Mark Okada (Age 46)	Executive Vice President	Indefinite Term; Executive Vice President since 2004	Executive Vice President of Strand; Chief Investment Officer of the Investment Adviser and Executive Vice President of the funds in the Highland Fund Complex.

R. Joseph Dougherty (Age 38)	Senior Vice President	Indefinite Term; Senior Vice President since 2004	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.

M. Jason Blackburn (Age 32)	Treasurer and Secretary	Indefinite Term; Secretary, and Treasurer since 2004	Assistant Controller of the Investment Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 39)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, from January 2007 to June 2007; Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1	The Highland Fund Complex consists of all of the registered companies advised by the Investment Advisor as of the date of this report. In addition, each of the Trustees oversees Highland Distressed Opportunities, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Highland.
34    |    Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT
Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860
Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624
This report has been prepared for shareholders of Highland Floating Rate Fund.
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The Statement of Additional Information includes information about Fund Trustees and is available upon request without charge by calling 1-877-665-1287.
Annual Report    |    35

THIS PAGE LEFT BLANK INTENTIONALLY.

Highland Floating Rate Fund	Annual Report, August 31, 2008
P.O. Box 9840
Providence, RI 02940-8040
www.highlandfunds.com

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1)
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,000 for 2007 and $90,000 for 2008.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,000 for 2007 and $7,000 for 2008. Services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,700 for 2007 and $6,000 for 2008. Services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.
(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit Committee shall:

(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,417,420 for 2007 and $74,000 for 2008.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Highland Capital Management, L.P. (the “Company”) has adopted proxy voting policies (the “Policy”) that provide as follows:
1. Application; General Principles
     1.1 This Policy applies to securities held in Client accounts as to which the Company has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1 Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.
     2.2 Voting.
          2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.
          2.2.2 If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.
     2.3 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.
     2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.
     2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.
     2.4 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

     2.5 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
     2.6 Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.
3. Conflicts of Interest
     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

Floating Rate Fund
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping and Retention
     4.1 The Company shall retain records relating to the voting of proxies, including: 4.1.1 Copies of this Policy and any amendments thereto.
          4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.
          4.1.3 Records of each vote cast by the Company on behalf of Clients.
          4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
          4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
     4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
     4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.
Revised: February 21, 2007
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or
          Management Team Members
The Fund’s portfolio is managed by Brad Borud, Mark Okada and R. Joseph Dougherty.

Brad Borud – Partner & Chief Investment Officer of Retail Products
Mr. Borud is a Partner and the Chief Investment Officer of Retail Products (“Highland Funds”) at Highland Capital Management, L.P. Mr. Borud has covered a wide range of industries while at Highland, including Wireline Telecommunications, Wireless Telecommunications, Telecommunication Equipment Manufacturers, Multi-channel Video and Media. Prior to his current duties at Highland, Mr. Borud was Co-Director of Portfolio Management and Senior Trader from 2003 to 2008. From 2001 to 2003, Mr. Borud was a Senior Portfolio Manager and Team Leader. Mr. Borud was a Portfolio Manager from 1998 to 2001 and served as a Portfolio Analyst from 1996 to 1998. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling, and credit analysis of leveraged transactions for large corporate accounts in the Southwest portion of the United States. During 1994, Mr. Borud also served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department following the Transportation and Energy sectors. He has a BS in Business Finance from Indiana University.
Mark Okada, CFA – Co-Founder & Chief Investment Officer
Mr. Okada is a Co-Founder and Chief Investment Officer of Highland Capital Management, L.P. He is responsible for overseeing Highland’s investment activities for its various strategies, and has over 20 years of experience in the credit markets. Prior to founding Highland, Mr. Okada served as Manager of Fixed Income for Protective Life Insurance’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President at Hibernia National Bank, managing a portfolio of high yield loans in excess of $1 billion. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He has earned the right to use the Chartered Financial Analyst designation. Mr. Okada is a Director of NexBank and Chairman of the Board of Directors of Common Grace Ministries, Inc.
Joe Dougherty, CFA, CPA – Partner & Head of Retail Products
Mr. Dougherty is a Partner and the Head of Retail Products (“Highland Funds”) at Highland Capital Management, L.P. He serves as Portfolio Manager, Senior Vice President and/or Director of the Firm’s NYSE-listed and 1940 Act Registered products. He also serves as Portfolio Manager for the Firm’s sub-advised closed-end and mutual funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail products, alongside several other Portfolio Managers, and manages the team dedicated to the day-to-day operations of the retail products. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty followed companies within the chemical, retail, supermarket, wireless and restaurant sectors. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. He received an MBA from Southern Methodist University, and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation.
(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
The following tables provide information about the funds and accounts, other than the Fund, for which the Fund is managers are primarily responsible for the day-today portfolio management as of August 31, 2008.

Brad Borud

	Total		Total Number of	Total Assets Managed
	Number of	Total Assets	Accounts Managed	with Performance-
	Accounts	Managed	with Performance-	Based Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	13	$5,255	2	$249
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
Mark Okada

	Total		Total Number of	Total Assets Managed
	Number of	Total Assets	Accounts Managed	with Performance-
	Accounts	Managed	with Performance-	Based Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	9	$4,996	—	—
Other Pooled Investment Vehicles:	33	$21,664	29	$20,405
Other Accounts:	—	—	—	—
R. Joseph Dougherty

	Total		Total Number of	Total Assets Managed
	Number of	Total Assets	Accounts Managed	with Performance-
	Accounts	Managed	with Performance-	Based Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	8	$3,910	—	—
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
Conflicts of Interests
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members
     Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Option It Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland.

     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:
Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
     Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
(a)(4) Disclosure of Securities Ownership
     The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of August 31, 2008.

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Brad Borud	$100,001 - $500,000
Mark Okada	$100,001 - $500,000
R. Joseph Dougherty	$100,001 - $500,000
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Floating Rate Fund

By (Signature and Title)*	/s/ James D. Dondero

James D. Dondero, Chief Executive Officer and President (principal executive officer)

Date	10/31/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero

James D. Dondero, Chief Executive Officer and President (principal executive officer)

Date	10/31/08

By (Signature and Title)*	/s/ M. Jason Blackburn

M. Jason Blackburn, Chief Financial Officer, Treasurer and Secretary (principal financial officer)

Date	10/31/08

*	Print the name and title of each signing officer under his or her signature.